EXHIBIT 10.56

THE SECURITIES REPRESENTED BY THIS CERTIFICATE AND THE SHARES ISSUABLE PURSUANT HERETO HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY IN FORM AND SCOPE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.


                                COMPOSITECH LTD.
                          COMMON STOCK PURCHASE WARRANT
                         VOID AFTER ____________________

     1 Number and Price of Shares Subject to Warrant. Subject to the terms and conditions herein set forth, ______________________, his or her designees, successors and assigns (together, the "Warrantholder") are entitled to purchase from Compositech Ltd., a Delaware corporation (the "Company"), at any time or from time to time after the date hereof and on or before ____________________, in whole or in part, _______________ (_________) fully paid and non-assessable shares of common stock, par value $.01 per share (the "Common Stock" and such number of shares as adjusted as described below, the "Shares"), upon surrender hereof to the Company and upon payment of the Purchase Price as hereinafter defined. The purchase price per Share shall be $__________ (as may be adjusted as described below, the "Purchase Price").

     2 Adjustments; Anti-Dilution Provisions.

     2.1. In the event of a change in the capital stock of the Company, such as a stock dividend, stock split or combination or similar recapitalization, the Warrantholder upon exercise hereof shall be entitled to receive, in lieu of the number of shares of Common Stock which he would have been entitled to receive upon exercise at that date had there been no such change, such number of shares of Common Stock as such holder would have received pursuant to such change if the exercise of this Warrant had been effected prior to such change and the Purchase Price shall be adjusted proportionately.

     2.2. In the case of (i) any consolidation or merger of the Company, (ii) any sale or transfer of all or substantially all the assets of the Company, or
(iii) any share exchange whereby the Common Stock is converted into other securities or property, the Warrantholder shall have the right to exercise this Warrant and receive upon such exercise the kind and amount of shares of stock or other securities or property receivable upon the consolidation, merger, sale, transfer or share exchange by a holder of the number of shares of Common Stock for which this Warrant might have been exercised immediately prior to the consolidation, merger, sale, transfer or share exchange.


     2.3. The Company shall, within a reasonable time period after written request at any time of the Warrantholder, furnish or cause to be furnished to such holder a certificate setting forth adjustments and readjustments regarding
(i) the number of Shares, (ii) the amount, if any, of other property at the time receivable upon the exercise of this Warrant, or (iii) the Purchase Price.

     3 Registration Rights

     (a) As used in this Section 3, the following terms shall have the following meanings:

          (i) "Affiliate" shall mean, with respect to any person, any other person controlling, controlled by or under direct or indirect common control with such person (for the purposes of this definition "control," when used with respect to any specified person, shall mean the power to direct the management and policies of such person, directly or indirectly, whether through ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" shall have meanings correlative to the foregoing).

          (ii) "Business Day" shall mean a day Monday through Friday on which banks are generally open for business in New York.

          (iii) "Holders" shall mean the undersigned and any person holding Registrable Securities to whom the rights under Section 3 have been transferred in accordance with Section 3(i).

          (iv) "Person" shall mean any person, individual, corporation, partnership, trust or other nongovernmental entity or any governmental agency, court, authority or other body (whether foreign, federal, state, local or otherwise).

          (v) The terms "register," "registered" and "registration" refer to the registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

          (vi) "Registrable Securities" shall mean the Shares and any shares of common stock of the Company issued as a dividend or other distribution with respect to or in replacement of Shares; provided, however, that such securities shall only be treated as Registrable Securities if and only for so long as they (A) have not been disposed of pursuant to a registration statement declared effective by the SEC,

     (B) have not been sold in a transaction exempt from the registration requirements of the Securities Act so that all transfer restriction and restrictive legends with respect thereto are removed upon the consummation of such sale or (C) are held by a Holder or a permitted transferee pursuant to Section 3(i).

          (vii) "Registration Expenses" shall mean all expenses incurred by the Company in complying with Section 3(b) hereof, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and expenses of counsel for the Company, blue sky fees and expense (for a reasonable number of states) and the expenses of any special audits incident to or required by any such registration (but excluding the fees of legal counsel for any Holder).

          (viii) "Registration Statement" shall have the meaning ascribed to such term in Section 3(b).

          (ix) "Registration Period" shall have the meaning ascribed to such term in Section 3(c).

          (x) "SEC" shall mean the U.S. Securities and Exchange Commission.

          (xi) "Selling Expenses" shall mean all underwriting discounts and selling commissions applicable to the sale of Registrable Securities and all fees and expenses of legal counsel for any Holder.

     (b) No later than 90 days after the purchase of Shares pursuant to this Subscription Agreement (the "Filing Date"), the Company will file a registration statement (the "Registration Statement") with the SEC and use its reasonable best efforts to effect the registration, qualifications or compliances (including, without limitation, the execution of any required undertaking to file post-effective amendments, appropriate qualifications or exemptions under applicable blue sky or other state securities laws and appropriate compliance with applicable securities laws, requirements or regulations) as may be so reasonably requested and as would permit or facilitate the sale and distribution of all Registrable Securities. Notwithstanding the foregoing, the Company will not be obligated to enter into any underwriting agreement for the sale of any of the Shares.

     (c) All Registration Expenses incurred in connection with any registration, qualification, exemption or compliance pursuant to Section 3(b) shall be borne by the Company. All Selling Expenses relating to the sale of securities registered by or behalf of Holders shall be borne by such Holders pro rata on the basis of the number of securities so registered.

     (d) In the case of the registration, qualification, exemption or compliance effected by the Company pursuant to this Subscription Agreement, the Company will, upon reasonable request, inform each Holder as to the status of such registration, qualification, exemption and compliance. At its expense the Company will:

          (i) use its reasonable best efforts to keep such registration, and any qualification, exemption or compliance under state securities laws which the Company determines to obtain, continuously effective until at least the second anniversary of the Closing Date or until the Holders have completed the distribution described in the registration statement relating thereto, whichever first occurs. The period of time during which the Company is required hereunder to keep the Registration Statement effective is referred to herein as "the Registration Period." Notwithstanding the foregoing at the Company's election, the Company may cease to keep such registration, qualification or compliance effective with respect to any Registrable Securities and the registration rights of a Holder shall expire, at such time as the Holder may sell under Rule 144 under the Securities Act (or other exemption from registration acceptable to the Company) in a three-month period all Registrable Securities then held by such Holder;

          (ii) advise the Holders:

               (A) when the Registration Statement or any amendment thereto has been filed with the SEC and when the Registration Statement or any post-effective amendment thereto has become effective;

               (B) of any request by the SEC for amendments or supplements to the Registration Statement or the prospectus included therein or for additional information;

               (C) of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceeding for such purpose;

               (D) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares included therein for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

               (E) of the happening of any event that
          requires the making of any changes in the Registration Statement or the prospectus so that, as of such date, the statements therein are not misleading and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the prospectus, in the light of the circumstances under which they were made) not misleading;

          (iii) make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of any Registration Statement at the earliest possible time;

          (iv) during the Registration Period deliver to each Holder, without charge, as many copies of the prospectus included in such Registration Statement and any amendment or supplement thereto as such Holder may reasonably request; and the Company consents to the use, consistent with the provisions hereof, of the prospectus or any amendment or supplement thereto by each of the selling Holders of Registrable Securities in connection with the offering and sale of the Registrable Securities covered by the prospectus or any amendment or supplement thereto;

          (v) prior to any public offering of the Registrable Securities pursuant to any Registration Statement, register or qualify or obtain an exemption for offer and sale under the securities or blue sky laws of such jurisdictions as any such Holders reasonably request in writing, provided that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction, and do any and all other acts or things reasonably necessary or advisable to enable the offer and sale in such jurisdictions of the Registrable Securities covered by such Registration Statement;

          (vi) cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold pursuant to any Registration Statement free of any restrictive legends to the extent not required at such time and in such denomination and registered in such names as Holders may request at least three business days prior to sales of Registrable Securities pursuant to such Registration Statement; and

          (vii) upon the occurrence of any event


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

     contemplated by Section 3(d)(ii)(E) above, the Company shall promptly prepare a post-effective amendment to the Registration Statement or a supplement to the related prospectus, or file any other required document so that, as thereafter delivered to purchasers of the Registrable Securities included therein not misleading, the prospectus will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in the light of the circumstances under which they were made.

     (e) The Holders shall have no right to take any action to restrain, enjoin or otherwise delay any registration pursuant to Section 3(b) hereof as a result of any controversy that may arise with respect to the interpretation or implementation of this Subscription Agreement.

          (f) (i) To the extent permitted by law, the Company will indemnify each Holder, each underwriter of the Registrable Securities and each person controlling such Holder within the meaning of Section 15 of the Securities Act, with respect to which any registration, qualification or compliance has been effected pursuant to this Subscription Agreement, against losses, damages and liabilities (or action in respect thereof), including any of the incurred in settlement of any litigation, commenced or threatened (subject to Section 3(f)(iii) below), arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any Registration Statement, prospectus or offering circular, or any amendment or supplement thereof, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in light of the circumstances in which they were made, and will reimburse each Holder, each underwriter of the Registrable Securities and each person controlling such Holder, for reasonable legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action as incurred; provided that the Company will not be liable in any such case to the extent that any untrue statement or omission or allegation thereof is made in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Holder and stated to be specifically for use in preparation of such registration statement, prospectus or offering circular; further provided that the indemnity contained in this Section 3(f)(i) shall not apply to amounts paid in settlement of any such claim, loss, damages, liability, action or proceeding if such


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

          settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case where the claim, loss, damage or liability arises out of or is related to the failure of the Holder to comply with the covenants and agreements contained in this Agreement with respect to the sales of Registrable Securities, and except that the foregoing indemnity agreement is subject to the conditions that insofar as it relates to (A) any such untrue statement or alleged untrue statement or omission or alleged omission made in the preliminary prospectus but eliminated or remedied in the amended prospectus filed with the SEC pursuant to Rule 424(b) or in the prospectus subject to completion and term sheet under Rule 434 of the Securities Act, which together meet the requirements of Section 10(a) of the Securities Act (the "Final Prospectus"), such indemnity agreement shall not inure to the benefit of any such Holder, any such underwriter or any such controlling person, if a copy of the Final Prospectus was not furnished to person or entity asserting the loss, liability, claim or damage at or prior to the time such furnishing is required by the Securities Act, and (B) any such untrue statement or alleged untrue statement or omission or alleged omission based upon information furnished to the Company by such Holder, such indemnity agreement shall not inure to the benefit of any such Holder, any such underwriter or any such controlling person;

               (ii) Each Holder will severally, if Registrable Securities held by such Holder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors and officers, each underwriter of the Shares and each person who controls the Company within the meaning of Section 15 of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened (subject to Section 3(f)(iii) below), arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus or offering circular, or any amendment or supplement thereof, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in light of the circumstances in which they were made, and will reimburse the Company, such directors and officers, each underwriter of the Shares and each person controlling the Company


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

          for reasonable legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action as incurred, in each case to the extent, but only to the extent, that such untrue statement or omission or allegation thereof is made in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Holder and stated to be specifically for use in preparation of such registration statement, prospectus or offering circular; provided that the indemnity shall not apply to the extent that such claim, loss, damage or liability results from the fact that a current copy of the prospectus that was made available to the Holder was not sent or given to the person asserting any such claim, loss, damage or liability at or prior to the written confirmation of the sale of the Registrable Securities confirmed to such person if such current copy of the prospectus would have cured the defect giving rise to such loss, claim, damage or liability. Notwithstanding the foregoing, in no event shall a Holder be liable for any such claims, losses, damages or liabilities in excess of the proceeds received by such Holder in the offering, except in the event of fraud by such Holder;

               (iii) Each party entitled to indemnification under this Section 3(f) (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such Indemnified Party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Subscription Agreement, unless such failure is prejudicial to the Indemnifying Party in defending such claim or litigation. An Indemnifying Party shall not be liable for any settlement of an action or claim effected without its written consent (which consent will not be unreasonably withheld);

               (iv) If the indemnification provided for in this Section 3(f) is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage or


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

          expense referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party thereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions which resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

          (g) (i) Each Holder agrees that, upon receipt of any notice from the Company of the happening of any event requiring the preparation of a supplement or amendment to a prospectus relating to Registrable Securities so that, as thereafter delivered to the Holders, such prospectus will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, each Holder will forthwith discontinue disposition of Registrable Securities pursuant to the Registration Statement contemplated by Section 3(b) until its receipt of copies of the supplemented or amended prospectus from the Company and, if so directed by the Company, each Holder shall deliver to the Company all copies, other than permanent file copies then in such Holder's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice;

               (ii) Each Holder agrees to suspend, upon request of the Company, any disposition of Registrable Securities pursuant to the Registration Statement and prospectus contemplated by Section 3(b) during (A) any period not to exceed two 30-day periods within any one 12-month period the Company requires in connection with a primary underwritten offering of equity securities and (B) any period, not to exceed one 30-day period per circumstance or development, when the Company determines in good faith that offers and sales pursuant thereto should not be made by reason of the presence of material undisclosed circumstances or developments with respect to which the disclosure that would be required in such a prospectus is premature, would have an adverse effect on the Company or is otherwise inadvisable;

               (iii) As a condition to the inclusion of its Registrable Securities, each Holder shall furnish to the Company such information regarding such Holder and the distribution proposed by such Holder as the Company may request in writing or as shall be required in connection with any registration, qualification or compliance referred to in this Section 3;

               (iv) Each Holder hereby covenants with the Company (A) not to make any sale of the Registrable Securities without effectively causing the prospectus delivery requirements under the Securities Act to be satisfied, and (B) if such Registrable Securities are to be sold by any method or in any transaction other than on a national securities exchange, in the over-the-counter market, in privately negotiated transactions, or in a combination of such methods, to notify the Company at least five business days prior to the date on which the Holder first offers to sell any such Shares;

               (v) Each Holder acknowledges and agrees that the Registrable Securities sold pursuant to a Registration Statement are not transferable on the books of the Company unless the stock certificate submitted to the transfer agent evidencing such Registrable Securities is accompanied by a certificate reasonably satisfactory to the Company to the effect that (A) the Registrable Securities have been sold in accordance with such Registration Statement and (B) the requirement of delivering a current prospectus has been satisfied;

               (vi) Each Holder agrees not to take any action with respect to any distribution deemed to be made pursuant to such Registration Statement, that constitutes a violation of Regulation M under the Exchange Act or any other applicable rule, regulation or law;

               (vii) At the end of the period during which the Company is obligated to keep the Registration Statement current and effective as described above, the Holders of Registrable Securities included in the Registration Statement shall discontinue sales of shares pursuant to such Registration Statement upon receipt of notice from the Company of its intention to remove from registration the shares covered by such Registration Statement which remain unsold, and such Holders shall notify the Company of the number of


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

          shares registered which remain unsold immediately upon receipt of such notice from the Company.

     (h) With a view to making available to the Holders the benefits of certain rules and regulations of the SEC which at any time permit the sale of the Registrable Securities to the public without registration, the Company agrees to use its reasonable best efforts to:

          (i) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times;

          (ii) file with the SEC in a timely manner all reports and other documents required of the Company under the Exchange Act; and

          (iii) so long as a Holder owns any unregistered Registrable Securities, furnish to such Holder upon any reasonable request a written statement by the Company as to its compliance with Rule 144 under the Securities Act, and of the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company as such Holder may reasonably request in availing itself of any rule or regulation of the SEC allowing a Holder to sell any such securities without registration.

     (i) The rights to cause the Company to register Registrable Securities granted to the Holders by the Company under Section 3(a) may be assigned in full by a Holder, provided that such transfer may otherwise be effected in accordance with applicable securities laws; (ii) such Holder gives prior written notice to the Company; and (iii) such transferee agrees to comply with the terms and provisions of this Subscription Agreement, and such transfer is otherwise in compliance with this Subscription Agreement. Except as specifically permitted by this Section 3(i), the rights of a Holder with respect to Registrable Securities as set out herein shall not be transferable to any other Person, and any attempted transfer shall cause all rights of such Holder therein to be forfeited.

     (j) With the written consent of the Company and the Holders holding at least a majority of the Registrable Securities that are then outstanding, any provision of this Section 3 may be waived (either generally or in a particular instance, either retroactively or prospectively and either for a specified period of time or indefinitely) or amended. Upon the effectuation of each such waiver or amendment, the Company shall promptly give written notice thereof to the Holders, if any, who have not previously received notice thereof or consented thereto in writing.


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

     4 No Fractional Shares. No fractional Shares or scrip representing fractional Shares shall be issued upon the exercise of this Warrant. All Shares (including fractions thereof) issuable upon exercise of this Warrant or any part hereof by the holder hereof shall be aggregated for purposes of determining whether the conversion would result in the issuance of any fractional Share. If any such conversion results in a fraction, an amount equal to such fraction multiplied by the then current market price (as determined in good faith by the board of directors of the Company) of one Share shall be paid to such holder in cash by the Company.

     5 No Shareholder Rights. This Warrant shall not entitle its holder to any of the rights of a shareholder of the Company.

     6 Reservation of Shares. The Company covenants that during the period this Warrant is exercisable, the Company will reserve from its authorized and unissued shares of Common Stock a sufficient number of shares to provide for the issuance of the Shares upon the exercise of this Warrant and, from time to time, will take all steps necessary to provide therefore, including any required amendment to, its Restated Certificate of Incorporation.

     7 Exercise of Warrant.

     7.1. In order to exercise this Warrant, in whole or in part, the Warrantholder shall deliver to the Company (i) a written notice of the Warrantholder's election to exercise this Warrant, specifying the number of Shares to be purchased and designating the Purchase Price to be applied, (ii) cash or a check or checks payable to the order of the Company in an amount equal to the product of the Purchase Price so designated per Share and the number of Shares to be purchased at such time pursuant to the Warrant, and (iii) this Warrant. Except as set forth in section 7.2, upon receipt of such items, the Company shall, as promptly as practicable, and in any event within 20 days thereafter, issue or cause to be issued and delivered to such holder a certificate or, if requested by the holder, multiple certificates representing the aggregate number of full Shares issuable upon such exercise, together with cash in lieu of any fraction of a Share, as provided in section 4 above. This Warrant shall be deemed to have been exercised and such certificate or certificates shall be deemed to have been issued, and such holder or any other person so designated to be named therein shall be deemed to have become a holder of record of such Shares for all purposes, as of the date that said notice, together with said cash or check or checks and this Warrant, are received by the Company as aforesaid. If this Warrant shall have been exercised in part, the Company shall, at the time of delivery of said certificate or certificates, deliver to such holder a new Warrant evidencing the rights of such holder to purchase the unpurchased Shares, or such other securities as may become subject to the right to purchase by the holder hereof under the terms hereof, called for by this Warrant, which new Warrant shall in all other respects be identical to this Warrant.

     7.2. All Shares issuable upon the exercise of this Warrant shall be validly issued, fully paid and nonassessable, and the Company shall pay all expenses in connection with, and all taxes and other governmental charges that may be imposed in respect of, the issue or delivery thereof other than any federal, state or local income tax or other tax based upon gross or net income, owed by the Warrantholder. The Company shall not be required, however, to pay any tax or other charge imposed in connection with any transfer involved in the issue of any certificate for Shares in any name other than that of the registered Warrantholder, and in such case the Company shall not be required to issue or deliver any stock certificate until such tax or other charge has been paid or it has been established to the Company's satisfaction that no such tax or other charge is due.

     8 Optional Redemption. After the Company shall have given to the Warrantholder sixty days' notice and opportunity to exercise, the Company may redeem this Warrant for $0.01 per Share if at any time twelve months subsequent to the date of this Warrant, the Common Stock has traded for at least the 20 consecutive trading days prior to the giving of notice at or above 200% of the per share Warrant price.

     9 Replacement of Warrants. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of any Warrant and, in the case of any such loss, theft or destruction of any Warrant, on delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, upon surrender and cancellation of such Warrant, the Company, at the expense of the holder will execute and deliver, in lieu thereof, a new warrant of like tenor.

     10 Transfer of Warrant. This Warrant and all rights hereunder are transferable upon surrender of this Warrant; provided, however, that (i) such transfer must be effected in accordance with applicable securities laws, (ii) the Company is, prior to such transfer, furnished with written notice of the name and address of such transferee and the portion of the amount of Shares to which the transferee is entitled, and (iii) immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Act. Upon such surrender, the Company, at the expense of the transferee or transferor hereof, as the transferee and transferor may decide between themselves, will issue and deliver to and on the order of the Warrantholder, a new warrant of like tenor in the name of the new Warrantholder, on payment by the Warrantholder of any applicable transfer taxes, calling in the aggregate for the number of Shares called for by the Warrant surrendered.

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

     11 Remedies. The Company stipulates that the remedies at law of the Warrantholder in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate, and that such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

     12 Notices. All notices, requests, demands and other communications required or permitted hereunder shall be deemed to have been duly given if delivered by hand, telecopied (with receipt confirmed), sent by overnight courier service or mailed by certified or registered mail and shall be deemed to be received on the date of receipt:

           (a)  If to the Company, to:

                Compositech Ltd.
                120 Ricefield Lane
                Hauppauge, New York 11788-2008
                Attention:  Mr. Samuel S. Gross

                with a copy to:

                Patterson, Belknap, Webb & Tyler LLP
                1133 Avenue of the Americas
                New York, New York 10036-6710
                Attention: Edward F. Cox, Esq.

or to such other person or address as the Company shall furnish to the Warrantholder in writing.

           (b)  If to the Warrantholder, to:

                --------------------------------------------

                --------------------------------------------

                --------------------------------------------

                --------------------------------------------



or to such other person or address as the Warrantholder shall furnish to the Company in writing.

     13 Miscellaneous. This Warrant shall be governed by the laws of the State of New York applicable to agreements made and to be performed entirely within such state. The headings in this Warrant are for purposes of convenience and reference only, and shall not be deemed to constitute a part hereof. Neither this Warrant nor any term hereof may be changed, waived,


                                       14
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discharged or terminated orally but only by an instrument in writing signed by the Company and the registered holder hereof. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

     ISSUED as of the ______th day of _____________, 199___.


                               COMPOSITECH LTD.



                               By:___________________________
                                  Samuel S. Gross
                                  Executive Vice President
                                    and Treasurer



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